UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 14, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Acquisition of Grayson Ridge
On May 31, 2013, Steadfast Income REIT, Inc. (the “Company”), through SIR Grayson Ridge, LLC (“SIR Grayson Ridge”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), acquired from a third party seller a fee simple interest in a 240-unit multifamily residential community located in North Richland Hills, Texas, commonly known as Grayson Ridge (the “Grayson Ridge Property”). SIR Grayson Ridge acquired the Grayson Ridge Property for an aggregate purchase price of $14,300,000, excluding closing costs. SIR Grayson Ridge funded the payment of the purchase price for the Grayson Ridge Property with proceeds from the Company’s public offering.
Acquisition of Rosemont Olmos Park
On May 31, 2013, the Company, through SIR Rosemont, LLC (“SIR Rosemont”), a wholly-owned subsidiary of the Operating Partnership, acquired from a third party seller a fee simple interest in a 144-unit multifamily residential community located in San Antonio, Texas, commonly known as Rosemont Olmos Park (the “Rosemont Property”). SIR Rosemont acquired the Rosemont Property for an aggregate purchase price of $22,050,000, excluding closing costs. SIR Rosemont funded the payment of the purchase price for the Rosemont Property with proceeds from the Company’s public offering.
Acquisition of Watermark at Quail North
On June 12, 2013, the Company, through SIR Quail North, LLC (“SIR Quail North”), a wholly-owned subsidiary of the Operating Partnership, acquired from a third party seller a fee simple interest in a 240-unit multifamily residential community located in Oklahoma City, Oklahoma, commonly known as Watermark at Quail North (the “Quail North Property”). SIR Quail North acquired the Quail North Property for an aggregate purchase price of $25,250,000, excluding closing costs. SIR Quail North financed the payment of the purchase price for the Quail North Property with a combination of: (1) proceeds from the Company’s public offering and (2) the assumption of an existing mortgage loan from Centennial Mortgage, Inc., subject to the guidelines of the U.S. Department of Housing and Urban Development, in the original principal amount of $16,851,400.
The Company has initiated the process to re-name the Quail North Property to the Retreat at Quail North. The Quail North Property will be commonly referred to as the Retreat at Quail North.
On June 14, 2013, the Company distributed a press release announcing the completion of the acquisition of the Grayson Ridge Property, the Rosemont Property and Quail North Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit    Description

99.1	Press release, dated June 14, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	June 14, 2013	By:	/s/ Ella Shaw Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibits    Description

99.1	Press release, dated June 14, 2013